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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE MEDICINES COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2004

To Our Stockholders:

We are pleased to invite you to our 2004 annual meeting of stockholders. The meeting will take place on Thursday, May 27, 2004 at 10:00 a.m., local time, at our principal executive offices, located at 8 Campus Drive, Parsippany, New Jersey 07054. Annual meetings play an important role in maintaining communications and understanding among our management, board of directors and stockholders, and we hope you will join us.

On the pages following this letter you will find the notice of our 2004 annual meeting of stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice. We have also enclosed a proxy card and our annual report to stockholders for the year ended December 31, 2003, which contains our annual report on Form 10-K filed with the Securities and Exchange Commission, including our audited consolidated financial statements, and other information of interest to our stockholders.

The ability to have your vote counted at the meeting is an important stockholder right. Regardless of the number of shares you hold, and whether or not you plan to attend the meeting, we hope that you will cast your vote. If you are a stockholder of record, you may vote by mailing the enclosed proxy card in the envelope provided. You will find voting instructions in the proxy statement and on the enclosed proxy card. If your shares are held in "street name"—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.

Thank you for your ongoing support and continued interest in The Medicines Company.

Sincerely,

CLIVE A. MEANWELL Executive Chairman	DAVID M. STACK President and Chief Executive Officer

THE MEDICINES COMPANY
8 Campus Drive
Parsippany, New Jersey 07054

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m., local time, on Thursday, May 27, 2004
Place	8 Campus Drive, Parsippany, New Jersey 07054
Items of Business	At the meeting, we will ask you and our other stockholders to:
(1) consider and act upon a proposal to elect three class 1 directors for terms to expire at the 2007 annual meeting of stockholders;
(2) consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004;
(3) consider and act upon a proposal to approve the 2004 stock incentive plan; and
(4) transact any other business as may properly come before the meeting or any postponement or adjournment of the meeting.
The board of directors has no knowledge of any other business to be transacted at the annual meeting.
Record Date	You may vote if you were a stockholder of record at the close of business on April 16, 2004.
Proxy Voting
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before its exercise at the meeting.

By order of the Board of Directors,

Steven H. Koehler Secretary

April 26, 2004
Parsippany, New Jersey

THE MEDICINES COMPANY
8 Campus Drive
Parsippany, New Jersey 07054

PROXY STATEMENT

For our Annual Meeting of Stockholders to be held on May 27, 2004

        The Medicines Company, a Delaware corporation (often referred to as "we" or "us" in this document), is sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2004 annual meeting of stockholders. The annual meeting will be held on Thursday, May 27, 2004, at 10:00 a.m., local time, at our principal executive offices at 8 Campus Drive, Parsippany, New Jersey 07054. If the annual meeting is adjourned for any reason, then the proxies may be used at any adjournments of the annual meeting.

        This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

        We are mailing this proxy statement and the enclosed proxy card to stockholders on or about April 26, 2004. In this mailing, we are also including copies of our annual report to stockholders for the year ended December 31, 2003.

        Our annual report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission and including our audited financial statements, is included in our annual report to stockholders in this mailing and is also available free of charge on our website at www.themedicinescompany.com or through the SEC's electronic data system at www.sec.gov. To request an additional printed copy of our Form 10-K, which we will provide to you free of charge, either: write to Investors Relations, The Medicines Company, 8 Campus Drive, Parsippany, New Jersey 07054, or email Investor Relations at investor.relations@themedco.com.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING	1
Who may vote?	1
How may I vote?	1
May I vote if my shares are held in "street name?"	1
How may I change my vote?	1
What constitutes a quorum?	2
What vote is required to approve each matter?	2
How will votes be counted?	2
How does the board of directors recommend that I vote?	2
Will any other business be conducted at the annual meeting?	3
Who pays for the solicitation of proxies?	3
How and when may I submit a proposal for the 2005 annual meeting?	3
DISCUSSION OF PROPOSALS	3
Proposal One: Election of Class 1 Directors	3
Proposal Two: Ratification of Appointment of Independent Auditors	7
Proposal Three: Adoption of 2004 Stock Incentive Plan	8
INFORMATION ABOUT CORPORATE GOVERNANCE	15
Corporate Governance	15
Board and Committee Meetings	16
Compensation of Directors	19
Report of the Audit Committee of the Board of Directors	20
Certain Relationships and Related-Party Transactions	22
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	22
Our Current Executive Officers	22
Compensation of Our Executive Officers	23
Executive Employment Agreements	25
Report of the Compensation Committee on Executive Compensation	26
Compensation Committee Interlocks and Insider Participation	28
OTHER INFORMATION	28
Principal Stockholders	28
Comparative Stock Performance	30
Section 16(a) Beneficial Ownership Reporting Compliance	31
Householding of Annual Meeting Materials	31

APPENDIX A—2004 Stock Incentive Plan

APPENDIX B—Audit Committee Charter

INFORMATION ABOUT THE ANNUAL MEETING

Who may vote?

        Holders of record of our common stock at the close of business on April 16, 2004 are entitled to one vote per share on each matter properly brought before the meeting. As of the close of business on April 16, 2004, we had 47,677,733 shares of our common stock outstanding. The proxy card states the number of shares you are entitled to vote.

        A list of stockholders entitled to vote will be available at the meeting. In addition, you may contact our Secretary, Steven H. Koehler, at our address as set forth above, to make arrangements to review a copy of the stockholder list at our offices, for any purpose germane to the meeting, between the hours of 8:30 A.M. and 5:00 P.M., local time, on any business day from May 17, 2004 up to the time of the meeting.

How may I vote?

        You may vote your shares at the meeting in person or by proxy:

  •
  to vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

  •
  to vote by proxy, you must mark, sign and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the proxy card before the meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card. If you complete the proxy card but do not provide voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004 and FOR approval of the 2004 stock incentive plan.

May I vote if my shares are held in "street name?"

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

        Under the rules of The NASDAQ Stock Market, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. The approval of the 2004 stock incentive plan is such a non-discretionary item. Accordingly, if you do not give instructions to your bank or brokerage firm with respect to a non-discretionary item, your shares will be treated as "broker non-votes." Broker non-votes are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

        If you wish to come to the meeting to personally vote your shares held in street name, you will need to obtain a proxy card from the holder of record (i.e., your brokerage firm or bank).

How may I change my vote?

        Even if you complete and return a proxy card, you may revoke it at any time before it is exercised by taking one of the following actions:

  •
  send written notice to Steven H. Koehler, our Secretary, at our address above;

  •
  send us another signed proxy with a later date; or

  •
  attend the meeting, notify our Secretary that you are present, and then vote by ballot.

What constitutes a quorum?

        In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting, that is, at least 23,838,867 shares.

        Shares of common stock present in person or represented by proxy (including "broker non-votes" and shares that abstain or provide no voting instructions with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

        If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve each matter?

  Proposal One—Election of Directors

        Directors will be elected by a plurality of the votes cast by our stockholders entitled to vote on the election. In other words, the three nominees for director receiving the highest number of votes FOR election will be elected as directors, regardless of whether that number represents a majority of the votes cast.

        You may vote FOR any one or more of the nominees, or WITHHOLD your vote from any one or more of the nominees.

  Proposal Two—Ratification of Appointment of Independent Auditors

        The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting on the matter is needed to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004.

  Proposal Three—Approval of 2004 Stock Incentive Plan

        The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting on the matter is needed to approve the 2004 stock incentive plan.

How will votes be counted?

        Each share of common stock will be counted as one vote. Shares will not be voted in favor of a matter, and will not be counted as voting on a matter, (1) if the holder of the shares either withholds authority in the proxy to vote for a particular director nominee or nominees, or abstains from voting on a particular matter, or (2) if the shares are broker non-votes. As a result, withheld shares, abstentions and broker non-votes will have no effect on the outcome of voting at the meeting.

How does the board of directors recommend that I vote?

        Our board of directors recommends that you vote:

  •
  FOR proposal one—elect our three nominees to the board of directors

  •
  FOR proposal two—ratify the appointment of Ernst & Young as our independent auditors for the year ending December 31, 2004

  •
  FOR proposal three—approve the 2004 stock incentive plan

Will any other business be conducted at the annual meeting?

        Our board of directors does not know of any other business to be conducted or matters to be voted upon at the meeting. Under our by-laws, the deadline for stockholders to notify us of any proposals or nominations for director to be presented for action at the annual meeting has passed. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Who pays for the solicitation of proxies?

        We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews, and other means. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable out-of-pocket expenses in connection with this distribution.

How and when may I submit a proposal for the 2005 annual meeting?

        If you are interested in submitting a proposal for inclusion in the proxy statement and proxy card for our 2005 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. We must receive your proposal intended for inclusion in the proxy statement at our principal executive offices, 8 Campus Drive, Parsippany, New Jersey 07054 Attention: Steven H. Koehler, Secretary, no later than December 27, 2004.

        If you wish to present a proposal at the 2005 annual meeting, but do not wish to have the proposal considered for inclusion in the proxy statement and proxy card, you must also give written notice to us at the address noted above. Our by-laws specify the information that must be included in any such notice, including a brief description of the business to be brought before the annual meeting and the name of the stockholder proposing such business. We must receive this notice at least 60 days, but not more than 90 days, prior to May 27, 2005. However, if the date of the 2005 annual meeting is prior to May 7, 2005 or after July 26, 2005, your notice must be received no earlier than the 90th day prior to the 2005 annual meeting and no later than the close of business on the later of the 60th day prior to the 2005 annual meeting and the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. If you fail to provide timely notice of a proposal to be presented at the 2005 annual meeting, the chairman of the meeting may exclude the proposal from being brought before the meeting.

DISCUSSION OF PROPOSALS

Proposal One: Election of Class 1 Directors

        Our board of directors is divided into three classes and currently consists of three class 1 directors (William W. Crouse, T. Scott Johnson and David M. Stack), two class 2 directors (Robert J. Hugin, and Clive A. Meanwell) and four class 3 directors (Leonard Bell, Armin M. Kessler, Robert G. Savage and James E. Thomas). The term of each class of directors is three years, and the terms of the three classes are staggered so that only one class is elected each year. At each annual meeting of stockholders, directors are elected to serve for a three-year term to succeed the directors of the same class whose terms are then expiring. The class 1, class 2 and class 3 directors were elected to serve until the annual meeting of stockholders to be held in 2004, 2005 and 2006, respectively, and until their respective successors are elected and qualified.

        Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated William W. Crouse, T. Scott Johnson and David M. Stack for election as class 1 directors. The persons named in the enclosed proxy card will vote to elect each of these nominees as a class 1 director, unless the proxy is marked otherwise. Each class 1 director will be elected to hold office until the 2007 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees is presently a director, and each has indicated a willingness to serve as director, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

        Our board of directors recommends a vote FOR each of the nominees.

  Director Nominees

        Set forth below are the names of each nominee for class 1 director, the year in which each first became a director, their ages as of April 1, 2004, their positions and offices with us, their principal occupations and business experience during the past five years and the names of other public companies for which they serve as a director.

WILLIAM W. CROUSE
Age: 61

        William W. Crouse, M.B.A. has been a director since April 2003. Since January 1994, Mr. Crouse has been a Managing Director of HealthCare Ventures, a venture capital firm with a focus on biotechnology firms. From 1987 to 1993, Mr. Crouse served as Worldwide President of Ortho Diagnostic Systems, a subsidiary of Johnson & Johnson that manufactures diagnostic tests for hospitals, and a Vice President of Johnson & Johnson International. Before joining Johnson & Johnson, Mr. Crouse was a Division Director of DuPont Pharmaceuticals Company, a pharmaceutical firm, where he was responsible for international operations and worldwide commercial development activities. Before joining Dupont, he served as President of Revlon Health Care Group's companies in Latin America, Canada, and Asia/Pacific. Mr. Crouse currently also serves as a director of ImClone Systems, Inc. Mr. Crouse received a B.S. in finance and economics from Lehigh University and an M.B.A. from Pace University.

T. SCOTT JOHNSON
Age: 56

        T. Scott Johnson, M.D. has been a director since September 1996. In July 1999, Dr. Johnson founded JSB Partners, L.P., an investment bank focusing on mergers and acquisitions, private financings and corporate alliances within the healthcare sector. From September 1991 to July 1999, Dr. Johnson served as a founder and managing director of MPM Capital, L.P., a venture capital firm. Dr. Johnson received both a B.S. and an M.D. from the University of Alabama.

DAVID M. STACK
Age: 52

        David M. Stack has been our President and Chief Executive Officer and a director since September 2001. From April 2000 to September 2001, Mr. Stack served as a Senior Vice President. From January 2000 to September 2001, Mr. Stack also served as President and General Partner of Stack Pharmaceuticals, Inc., a commercialization, marketing and strategy consulting firm serving healthcare companies, and, from January 2000 to December 2001, as a Senior Advisor to the Chief Executive Officer of Innovex Inc., a contract pharmaceutical organization. Mr. Stack served as President and General Manager of Innovex Inc. from May 1995 to December 1999. Mr. Stack currently also serves as a director of BioImaging Technologies, Inc. Mr. Stack received a B.S. in biology from Siena College and a B.S. in pharmacy from Albany College of Pharmacy.

  Other Current Directors

        Set forth below are the names of each of our other current directors, the year in which each first became a director, their ages as of April 1, 2004, their positions and offices with us, their principal occupations and business experience during the past five years and the names of other public companies of which they serve as a director.

Directors Whose Terms Expire in 2005 (Class 2 Directors)

ROBERT J. HUGIN
Age: 49

        Robert J. Hugin has been a director since April 2003. Since June 1999, Mr. Hugin has been the Senior Vice President and Chief Financial Officer of Celgene Corporation, a biopharmaceutical company focused on cancer and immunological diseases. From 1985 to 1999, Mr. Hugin held positions with J.P. Morgan & Co. Inc., an investment banking firm, serving most recently as a Managing Director. Mr. Hugin also currently serves as a director of Celgene Corporation. Mr. Hugin received an A.B. from Princeton University and an M.B.A. from the University of Virginia.

CLIVE A. MEANWELL
Age: 46

        Clive A. Meanwell, M.D., Ph.D. has been a director since the inception of our company in July 1996 and has served as our Executive Chairman since September 2001. From 1996 to September 2001, Dr. Meanwell served as our Chief Executive Officer and President. From 1995 to 1996, Dr. Meanwell was a Partner and Managing Director at MPM Capital, L.P., a venture capital firm. From 1986 to 1995, Dr. Meanwell held various positions at Hoffmann-La Roche, Inc., a pharmaceutical company, including Senior Vice President from 1992 to 1995, Vice President from 1991 to 1992 and Director of Product Development from 1986 to 1991. Dr. Meanwell currently serves as a director of Endo Pharmaceuticals Inc. Dr. Meanwell received an M.D. and a Ph.D. from the University of Birmingham, United Kingdom.

Directors Whose Terms Expire in 2006 (Class 3 Directors)

LEONARD BELL
Age: 45

        Leonard Bell, M.D. has been a director since May 2000. From January 1992 to March 2002, Dr. Bell served as the President and Chief Executive Officer, Secretary and Treasurer of Alexion Pharmaceuticals, Inc., a pharmaceutical company. Since March 2002, Dr. Bell has served as the Chief Executive Officer, Secretary and Treasurer of Alexion Pharmaceuticals, Inc. Since 1993, Dr. Bell has served as an Adjunct Assistant Professor of Medicine and Pathology at the Yale University School of Medicine. From 1991 to 1992, Dr. Bell was an Assistant Professor of Medicine and Pathology and co-Director of the Program in Vascular Biology at the Yale University School of Medicine. From 1990 to 1992, Dr. Bell was an attending physician at the Yale-New Haven Hospital and an Assistant Professor in the Department of Internal Medicine at the Yale University School of Medicine. Dr. Bell was the recipient of the Physician Scientist Award from the National Institutes of Health and Grant-in-Aid from the American Heart Association. Dr. Bell is the recipient of various honors and awards from academic and professional organizations and his work has resulted in more than 45 scientific publications, invited presentations and patent applications. Dr. Bell is an invited Member of the State of Connecticut Governor's Council on Economic Competitiveness and Technology and a director of Connecticut United for Research Excellence, Inc. He also served as a director of the Biotechnology Research and Development Corporation from 1993 to 1997. Dr. Bell currently also serves as a director of Alexion Pharmaceuticals, Inc. Dr. Bell received an A.B. from Brown University and an M.D. from the Yale University School of Medicine.

ARMIN M. KESSLER
Age: 66

        Armin M. Kessler has been a director since October 1998. Mr. Kessler joined us after a 35-year career in the pharmaceutical industry, which included senior management positions at Sandoz Pharma Ltd., Basel, Switzerland, United States and Japan (now Novartis Pharma AG) and, most recently, at Hoffmann-La Roche, Basel where he was Chief Operating Officer and Head of the Pharmaceutical Division until 1995. Mr. Kessler currently also serves as a director of Spectrum Pharmaceuticals, Inc. and Gen-Probe Incorporated. Mr. Kessler received degrees in physics and chemistry from the University of Pretoria, a degree in chemical engineering from the University of Cape Town, a law degree from Seton Hall and an honorary doctorate in business administration from the University of Pretoria.

ROBERT G. SAVAGE
Age: 50

        Robert G. Savage, M.B.A. has been a director since April 2003. From March 2002 to April 2003, Mr. Savage was Group Vice President and President for the General Therapeutics and Inflammation Business, of Pharmacia Corporation, a research-based pharmaceutical firm acquired by Pfizer Inc. in April 2003. From September 1996 to January 2002, Mr. Savage held several senior positions with Johnson & Johnson, including Worldwide Chairman for the Pharmaceuticals Group during 2001, Company Group Chairman responsible for the North America pharmaceuticals business from 2000 to 2001, President, Ortho-McNeil Pharmaceuticals from 1998 to 2000 and Vice President Sales & Marketing from 1996 to 1998. From 1985 to 1996, Mr. Savage held several positions at Hoffmann-La Roche, Inc., a healthcare firm. Mr. Savage also serves as a director for Noven Pharmaceuticals, a leader in the development of advanced drug delivery technologies, and NovaDel Pharma Inc., a specialty pharmaceutical company developing drug delivery systems. Mr. Savage received a B.S. in biology from Upsala College and an M.B.A. from Rutgers University.

JAMES E. THOMAS
Age: 43

        James E. Thomas, M.Sc. has been a director since September 1996. Since March 2001, Mr. Thomas has served as Managing Partner of Thomas, McNerney & Partners, LLC, a healthcare private equity investment fund. From 1989 to June 2000, Mr. Thomas served in various capacities, including from 1994 to 2000, as a Partner and Managing Director, at E.M. Warburg, Pincus & Co., LLC, a private equity investment firm. From 1984 to 1989, Mr. Thomas was a Vice President of Goldman Sachs International, an investment banking firm, in London. Mr. Thomas currently also serves as a director of Wright Medical Group. Mr. Thomas received a B.Sc. in finance and economics from The Wharton School of the University of Pennsylvania and an M.Sc. in economics from the London School of Economics.

Proposal Two: Ratification of Appointment of Independent Auditors

        Our audit committee, consisting of independent members of our board of directors, has appointed the firm of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004. Ernst & Young LLP has been our independent auditors since our inception in 1996. Although stockholder approval of the appointment of Ernst & Young LLP is not required by law, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the meeting, our audit committee will reconsider this appointment.

        We expect representatives of Ernst & Young LLP to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

        Our board of directors recommends a vote FOR this proposal.

  Independent Auditors Fees and Other Matters

  Fees

        The following table sets forth the fees billed to us for the fiscal years ended December 31, 2003 and December 31, 2002 by Ernst & Young LLP.

Fee Category	2003	2002
Audit Fees(1)	$359,876	$373,296
Audit-Related Fees(2)	18,000	—
Tax Fees(3)	60,457	28,988
All Other Fees	—	—

Total Fees	$438,333	$402,284

(1)
Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to compliance with the Sarbanes-Oxley Act of 2002.

(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, accounted for all of the total tax fees paid for 2003 and 2002.

        The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to the pre-approval procedure described below. All of the audit-related fees and tax fees listed above were pre-approved by the audit committee.

        From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Proposal Three: Approval of 2004 Stock Incentive Plan

        On April 19, 2004, our board of directors adopted, subject to stockholder approval, our 2004 stock incentive plan, which we refer to in this proxy statement as the 2004 plan. Under the 2004 plan, we may issue up to 4,400,000 shares of our common stock, subject to adjustment in the event of stock splits and other similar events, pursuant to awards granted under the 2004 plan.

        Even if our stockholders approve the 2004 plan, we will continue to grant options or other awards under our 1998 stock incentive plan and our 2001 non-officer, non-director employee stock incentive plan, to the extent options are available under these plans. If our stockholders approve the 2004 plan, we will not, however, grant any additional options under our 2000 outside director stock option plan. All outstanding options under that plan will remain in effect, but we will grant any future options to our non-employee directors pursuant to a director stock program established under the 2004 plan. See "—Description of 2004 Stock Incentive Plan—Plan Benefits under the 2004 Plan."

        Our board of directors recommends a vote FOR this proposal.

Stock-Based Equity Incentives

        We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Stock-based equity incentives are an important component of our compensation philosophy, intended to provide equity ownership opportunities and performance-based incentives to better align the recipient's interests with those of our stockholders.

        In light of our growing business, we believe that the number of shares currently available to us for option grants and other stock-based awards will be insufficient to satisfy our future equity compensation needs, possibly even our needs for 2004. Accordingly, in order to avoid the delay and expense of conducting a special stockholder meeting, our board of directors adopted, subject to stockholder approval, the 2004 plan.

Securities Authorized for Issuance Under Equity Compensation Plans

        We currently issue stock options to our employees under two separate equity incentive plans, our 1998 stock incentive plan, or 1998 plan, and our 2001 non-officer, non-director employee stock incentive plan, or 2001 plan. We issue stock options to our directors under a third equity incentive plan, our 2000 outside director stock option plan, or 2000 director plan. The table below sets forth information about each of these plans as of April 1, 2004:

Plan	Adoption Date	Number of Shares Reserved for Issuance	Number of outstanding options	Number of shares issued upon exercise of options	Number of shares available for future option grants
1998 stock incentive plan	April 1998	6,118,259	4,032,230	1,768,117	317,912
2001 non-officer, non-director employee stock incentive plan	May 2001	1,250,000	867,551	378,346	4,103
2000 outside director stock option plan	August 2000	250,000	195,000	27,710	27,290

	Total:	7,618,259	5,094,781	2,174,173	349,305

        In accordance with SEC rules, the following table provides information, as of December 31, 2003, about the securities authorized for issuance under our 1998 plan, 2001 plan and 2000 director plan, as well as our 2000 employee stock purchase plan, which will not be replaced by the 2004 plan. The information below is categorized according to whether or not the equity plan was previously approved by stockholders:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted- average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	4,404,674	(1)(2)	$16.21	(2)	455,931	(3)
Equity compensation plans not approved by security holders	911,319	(4)	$14.86		4,115	(5)

Total	5,315,993		$15.98	(1)(2)(4)	460,046	(3)(5)

(1)
Includes shares of common stock issuable under our 1998 plan and 2000 director plan.

(2)
Excludes shares issuable at the end of the then-current offering period under our 2000 employee stock purchase plan.

(3)
Includes shares available for issuance as of December 31, 2003 under our 1998 plan, 2000 director plan and 2000 employee stock purchase plan (which includes 19,781 shares which were subsequently issued on February 27, 2004 at the close of the then-current offering period). All of the shares available under the 1998 plan, and none of the shares available under the 2000 director plan or the 2000 employee stock purchase plan, may be issued in the form of restricted stock or other equity-based awards.

(4)
Consists of shares of common stock issuable under our 2001 plan.

(5)
Consists of shares available for issuance as of December 31, 2003 under our 2001 plan.

        For a description of our 2001 plan, which was not approved by our stockholders, we refer you to our annual report on Form 10-K for the year ended December 31, 2003, which is included in the annual report to stockholders accompanying this proxy statement.

Description of the 2004 Stock Incentive Plan

        The following is a brief summary of the 2004 plan, a copy of which is attached as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to the 2004 plan.

Types of Awards

        The 2004 plan provides for the grant of incentive stock options intended to qualify under section 422 of the Internal Revenue Code, nonstatutory stock options, restricted stock awards, stock appreciation rights and other stock-based awards, including the grant of shares to be delivered in the future. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        Incentive Stock Options and Nonstatutory Stock Options.    Optionees receive the right to purchase a specified number of shares of our common stock at a specified exercise price and subject to such other terms and conditions as are specified in connection with the option grant. Regardless of whether the option is intended to be an incentive stock option or a nonstatutory stock option, the exercise price for the option will not be less than 100% of the fair market value of our common stock, as determined by, or in a manner approved by, our board of directors. Our board of directors will establish the vesting schedule relating to options, and no option will be granted for a term in excess of ten years. In the past, we have generally granted to employees options that vest in 48 equal monthly installments commencing one month after the date of grant.

        The 2004 plan permits the following forms of payment of the exercise price of options: (1) payment by cash or check, (2) except as the board of directors may otherwise provide in an option agreement, payment in connection with a "cashless exercise" through a broker, (3) when certain requirements are satisfied, by surrender of shares of our common stock, (4) to the extent permitted by the board of directors and by applicable law, by delivery of a promissory note or any other lawful consideration or (5) by any combination of the above permitted forms of payment.

        Without the prior approval of our stockholders, we may not engage in any repricing with respect to any option that requires stockholder approval under the rules of The NASDAQ National Market or the principal market on which our common stock is then traded. No option granted under the 2004 plan will contain any provision entitling the optionee to the automatic grant of additional options in connection with any exercise of the original option.

        Restricted Stock Awards.    Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of these shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established by our board of directors for the award. Shares of restricted stock awarded under the 2004 plan will not vest earlier than the one year anniversary of the date of grant. Under the terms of the 2004 plan, no more than 400,000 shares of our common stock may be issued in the aggregate pursuant to restricted stock awards or other non-option stock-based awards.

        Stock Appreciation Rights.    Stock appreciation rights entitle the holder to receive an amount in cash or common stock, or a combination thereof, determined in whole or in part by reference to appreciation, following the date of grant, in the fair market value of our common stock.

        Other Stock-Based Awards.    Under the 2004 plan, our board of directors has the right to grant other awards based upon the common stock having such terms and conditions as our board of directors may determine, including the grant of stock appreciation rights and awards entitling recipients to receive shares of our common stock to be delivered in the future.

Eligibility to Receive Awards

        Employees, officers, directors, consultants and advisors of us, any of our subsidiaries or any other business venture in which we have a controlling interest, and any individuals who have accepted an offer for employment from us, any of our subsidiaries or any other business venture in which we have a controlling interest, are eligible to be granted awards under the 2004 plan. We may grant incentive stock options only to our employees. The maximum number of shares with respect to which awards may be granted to any participant under the 2004 plan is 500,000 shares per calendar year.

        As of April 1, 2004, approximately 195 persons would have been eligible to receive awards under the 2004 plan, including our four executive officers and seven non-employee directors.

Plan Benefits under the 2004 Plan

        The granting of awards under the 2004 plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, except for the automatic stock option grants to our non-employee directors.

        Our board has established a director stock option program under the 2004 plan for non-employee directors that is subject to the approval of the 2004 plan by our stockholders. If the 2004 plan is approved, we will not grant any additional options under our 2000 outside director stock option plan. Under the program, we would grant each non-employee director nonstatutory stock options under the 2004 plan to purchase:

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  20,000 shares of our common stock on the date of his or her initial election to the board of directors; and

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  12,500 shares of our common stock on the date of each annual meeting of our stockholders, except if such non-employee director was initially elected to the board of directors at any such annual meeting

        These options will have a ten year term, will vest in 36 equal monthly installments beginning on the date one month after the date of grant and will be exercisable at any time prior to the first anniversary of the date the director ceases to be a director.

        In accordance with SEC rules, the following table presents information about the benefits or amounts that will be received by or allocated to each of the following under the 2004 plan:

New Plan Benefits
2004 Stock Incentive Plan

Name and Position	Dollar Value($)	Number of Units
Clive A. Meanwell Executive Chairman	(1)	(1)
David M. Stack President and Chief Executive Officer	(1)	(1)
Steven H. Koehler Vice President and Chief Financial Officer	(1)	(1)
John D. Richards Vice President	(1)	(1)
Executive group	(1)	(1)
Non-executive director group	(2)	(3)
Non-executive officer employee group	(1)	(1)

(1)
Not presently determinable.

(2)
On April 19, 2004, the last reported sale price of our common stock on The NASDAQ National Market was $34.95 per share.

(3)
Under the planned director stock option program under the 2004 plan, we will grant each non-employee director nonstatutory stock options under the 2004 plan. If the 2004 plan is approved, following the 2004 annual meeting, we will grant to each of Drs. Bell and Johnson and Messrs. Crouse, Hugin, Kessler, Savage and Thomas options under the 2004 plan to purchase 12,500 shares of our common stock at an exercise price per share equal to the closing sales price per share of our common stock on May 27, 2004, as reported on The NASDAQ National Market.

Administration

        Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2004 plan and to interpret the provisions of the 2004 plan. Pursuant to the terms of the 2004 plan, our board of directors has delegated its authority under the 2004 plan to its compensation committee. Accordingly, the compensation committee, consisting of independent directors, will administer the 2004 plan, including granting options and other awards under the 2004 plan. In addition, pursuant to the terms of the 2004 plan, our board of directors has delegated to our executive chairman limited authority to grant stock options to employees without further action by our board of directors or its compensation committee. The executive chairman is not, however, authorized to grant options:

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  to himself or to any other executive officer, vice president, director or to any person designated by our board of directors or its compensation committee;

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  with respect to more than 1,200,000 shares of our common stock in the aggregate;

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  to any person in an amount that would result in the person having been granted options to purchase more than 75,000 shares of our common stock under any of our stock option plans.

        In addition, the executive chairman must report any stock option grants pursuant to this delegated authority to the compensation committee. The delegation of authority to Dr. Meanwell is intended to avoid the expense and administrative burden of convening a meeting of the compensation committee in connection with stock option grants to newly hired employees and promoted employees.

        Except as noted above, the compensation committee generally selects the recipients of awards and, subject to the terms of the 2004 plan, determines:

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  the number of shares of common stock covered by options and the dates upon which such options become exercisable;

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  the exercise price of options;

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  the duration of options; and

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  the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        If an award expires or is terminated, surrendered or canceled without having been fully exercised, or is forfeited in whole or in part or results in any shares of our common stock not being issued, the unused common stock covered by that award will again be available for the grant of awards under the 2004 plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

Effect of Reorganization Events

        Our board of directors is required to make appropriate adjustments in connection with the 2004 plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2004 plan also contains provisions addressing the consequences of any reorganization event, which is defined as:

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  any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property;

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  any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction; or

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  our liquidation or dissolution.

        Upon the occurrence of a reorganization event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, in the event of our liquidation or dissolution or in the event of a reorganization event under which our stockholders will receive a cash payment for their shares of our common stock, then our board of directors must either accelerate the options to make them fully exercisable prior to consummation of the reorganization event or provide for a cash out of the value of any outstanding options. Upon the occurrence of a reorganization event, our repurchase and other rights under each outstanding restricted stock award will inure to the benefit of the acquiring or succeeding corporation. Our board of directors will specify the effect of a reorganization event on any stock appreciation right or other stock-based award at the time the award is granted.

        In addition, upon the occurrence of a change in control, as defined in the 2004 plan, each option will become immediately exercisable in full and each restricted stock award will become free of all conditions and restrictions if, on or prior to the first anniversary of the date of the change in control event, a termination event, as defined in the 2004 plan, occurs. A termination event would occur, among other circumstances, if a plan participant's employment is terminated without cause or is terminated by the participant due to a change of more than 30 miles in the participant's principal business location, a material reduction in the participant's salary or a material reduction in the participant's responsibilities without cause.

Amendment or Termination

        No award may be made under the 2004 plan after April 2014, but awards previously granted may extend beyond that date. Our board of directors may at any time amend, suspend or terminate the 2004 plan, except that no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement will become effective until such stockholder approval is obtained.

        If stockholders do not approve the adoption of the 2004 plan, the 2004 plan will not go into effect, and we will not any grant any awards under the 2004 plan. In that event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

        The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2004 plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

        Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or any corporate parent or majority-owned corporate subsidiary of us at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

        A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

        Restricted Stock.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Stock Appreciation Rights.    A participant will not have taxable income upon the grant of a stock appreciation right. A participant will generally recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Other Stock-Based Awards.    The tax consequences associated with any other stock-based award granted under the 2004 plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

        Tax Consequences to Us.    There will be no tax consequences to us, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Other Information

        If approved by our stockholder, the 2004 plan will become effective on May 28, 2004. Options are not assignable or transferable except for limited circumstances upon a grantee's death, or pursuant to rules that may be adopted by our board of directors.

        Promptly after stockholder approval of the 2004 plan, we intend to file a registration statement on Form S-8 with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, all 4,400,000 shares of common stock issuable under the 2004 plan.

INFORMATION ABOUT CORPORATE GOVERNANCE

Corporate Governance

        We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, we have been reviewing our corporate governance policies and practices and comparing them against those identified as best practices by various authorities in corporate governance and the practices of other public companies. We have also been mindful of the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC, and the new listing standards of The NASDAQ Stock Market. We have implemented new practices and procedures over the past year in response to these developments, and we expect to continue to review and, when appropriate, further strengthen our corporate governance procedures over the course of the next year.

  Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics applicable to all of our directors and employees, including our principal executive officers, our principal financial officer and our controller. The code of business conduct and ethics is available on our website (www.themedicinescompany.com).

1.
From our main web page, first click on "The Medicines Investment."

2.
Next, click on "Corporate Governance."

3.
Finally, click on "Code of Business Conduct and Ethics"

        We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of this code of ethics by posting such information on our website, at the address and location specified above.

  Board Independence

        Under the rules of The NASDAQ Stock Market that become applicable to us on the date of the annual meeting, a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Messrs. Crouse, Hugin, Kessler, Savage, Thomas nor Drs. Bell or Johnson has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of The NASDAQ Stock Market Marketplace Rules. The remaining two members of the board of directors, Dr. Meanwell and Mr. Stack are both employees. Only independent directors serve on our audit committee, compensation committee and nominating and corporate governance committee.

  Stockholder Communications with the Board of Directors

        Any stockholder may contact the board of directors or a specified individual director by writing to the attention of the board of directors or a specified individual director and sending such communication to our executive offices at 8 Campus Drive, Parsippany, New Jersey 07054 c/o the Secretary. Each communication from a stockholder should include the following information in order to permit stockholder status to be confirmed and to provide an address to forward a response if deemed appropriate:

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  the name, mailing address and telephone number of the stockholder sending the communication;

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  the number of shares held by the stockholder; and

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  if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

        Our Secretary will forward all communications to the board of directors or individual members of the board of directors as specified in the communication.

  Annual Meeting Attendance

        Our board of directors has implemented a policy that all directors are expected to attend the annual meeting of stockholders. Two of our directors attended the annual meeting of stockholders in 2003.

Board and Committee Meetings

        The board of directors met 12 times during 2003, including regular, special and telephone meetings. Except for Dr. Bell, each director who served as a director during 2003 attended at least 75% of the aggregate of: (1) the total number of board meetings held during the period of 2003 during which he was a director and (2) the total number of meetings held by all board committees on which he served during the period of 2003 during which he was a member of such committees.

        The board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board of directors.

  Audit Committee

        The members of the audit committee are Robert Hugin, who serves as Chairman, T. Scott Johnson and Armin Kessler. The audit committee's responsibilities include:

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  appointing, approving the compensation of, and assessing the independence of our independent auditor;

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  overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from independent auditors;

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  reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

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  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

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  discussing our risk management policies;

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  establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns;

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  meeting independently with our independent auditors and management; and

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  preparing the audit committee report required by SEC rules (which is included on page 20 of this proxy statement).

        Our board of directors has determined that all of the audit committee members are independent as defined under the new rules of The NASDAQ Stock Market that become applicable to us on the date of the annual meeting, including the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. All of the members of the audit committee are also independent as defined by the rules of The NASDAQ Stock Market that apply to us until the date of the annual meeting. Our board of directors has also determined that we currently have two audit committee financial experts, Robert J. Hugin and Armin M. Kessler. In deciding whether members of our audit committee qualify as financial experts within the meaning of the SEC regulations and the NASDAQ listing standards, our board considered the nature and scope of experiences and responsibilities members of our audit committee have previously had with reporting companies. Messrs. Hugin and Kessler, like all of the other members of our audit committee, are independent directors.

        Our audit committee operates pursuant to a charter, which was adopted in May 2000 and revised in December 2003. The audit committee charter is attached to this proxy statement as Appendix B and can also be viewed on our website at www.themedicinescompany.com by first clicking on "The Medicines Investment" and then clicking on "Corporate Governance."

        The audit committee met six times during 2003.

  Compensation Committee

        Armin Kessler, Robert Savage and James Thomas currently serve on the compensation committee. Our compensation committee's responsibilities include:

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  annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive chairman and our chief executive officer;

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  determining the compensation of our executive chairman and our chief executive officer;

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  reviewing and approving, or making recommendations to the board with respect to, the cash compensation of our other executive officers;

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  overseeing an evaluation of our senior executives;

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  overseeing and administering our cash and equity incentive plans; and

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  reviewing and making recommendations to the board with respect to director compensation.

        The compensation committee met four times during 2003.

  Nominating and Corporate Governance Committee

        Messrs. Crouse, Kessler and Savage currently serve on the nominating and corporate governance committee. The nominating and corporate governance committee identifies individuals qualified to become board members and recommends to the board the persons to be nominated by the board for election as directors at the annual meeting of stockholders. In addition, the nominating and corporate governance committee oversees the evaluation of the board of directors and develops corporate governance principles.

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board. In addition, during 2003, we retained the services of an executive search firm to help identify and evaluate potential director candidates.

        Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be forwarded to the nominating and corporate governance committee in writing at our executive offices at 8 Campus Drive, Parsippany, New Jersey 07054 c/o the Secretary and should include the following information:

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  all information relating to such candidate that is required to be disclosed pursuant to Rule 14A of the Securities Exchange Act of 1934, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected;

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  any information reasonably necessary to determine whether the candidate is qualified to serve on our audit committee;

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  the number of shares of our stock beneficially owned by such candidate, if any;

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  as to the stockholder proposing the candidate:

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  such stockholder's name and address;

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  the number of shares beneficially owned by such stockholder;

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  a description of all arrangements and understandings between each stockholder and the candidate and any other person relating to the proposal to nominate the candidate; and

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  a representation that such stockholder intends to appear in person or by proxy to nominate the person proposed.

        Assuming that appropriate biographical and background material has been provided in a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. The nominating and corporate governance committee evaluates director candidates based upon a number of criteria including:

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  reputation for integrity, honesty and high ethical standards;

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  demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process;

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  commitment to understanding our business and our industry;

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  adequate time to attend and participate in meetings of the board of directors and its committees;

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  ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders;

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  demonstrated experience or skill set in particular management disciplines that complements, in the opinion of the members of the nominating and corporate governance committee, the existing members of the board of directors to provide a desirable balance; and

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  such other attributes, including independence, that satisfy requirements imposed by the Securities and Exchange Commission and The NASDAQ Stock Market.

        The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

        If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

        Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or the board, by following the procedures set forth under "Information About The Annual Meeting—How and when may I submit a proposal for the 2005 annual meeting?" in this proxy statement. Candidates nominated by stockholders in accordance with the procedures set forth in our bylaws and not in accordance with procedures of the nominating and corporate governance committee described above, will not be included in our proxy card for the next annual meeting.

        The nominating and corporate governance committee's charter is posted on The Medicines Investment section of our website, www.themedicinescompany.com. The nominating and corporate governance committee met twice in 2003.

Compensation of Directors

  Fees and Expenses

        Each of our non-employee directors who attends, either in person or by phone, at least 75% of the meetings of the board of directors held during the year receives annual compensation of $12,500. In addition, each member of our audit, compensation or nominating and corporate governance committee who attends, either in person or by phone, at least 75% of the meetings of the committee on which he served held during the year receives an additional $12,500. Directors are reimbursed for expenses in connection with their attendance at board meetings.

        In addition, non-employee directors currently may receive stock options and other equity awards under our 1998 plan and our 2000 director plan. In April 2003 upon their initial election to our board of directors, we granted each of Messrs. Crouse, Hugin and Savage a nonstatutory stock option under our 2000 plan to purchase 20,000 shares of common stock at an exercise price of $17.19 per share. In May 2003, we granted each of Drs. Bell and Johnson, and Messrs. Crouse, Hugin, Kessler, Savage and

Thomas an option under our 2000 plan to purchase 12,500 shares of common stock at an exercise price of $23.00 per share. We also granted to Fazle Husain, a director until his resignation in October 2003, an option under our 1998 plan to purchase 12,500 shares of common stock at an exercise price of $23.00 per share. All of the options vest in 48 equal monthly installments commencing one month after the date of grant.

  2000 Outside Director Stock Option Plan

        Our 2000 plan was adopted by our board of directors on May 15, 2000. Under the 2000 plan, our non-employee directors are eligible to receive nonstatutory options to purchase shares of our common stock. A total of 250,000 shares of our common stock may be issued upon the exercise of options granted under the 2000 plan. As of April 1, 2004, options to purchase 195,000 shares of our common stock were outstanding under the 2000 plan.

        Under the terms of the 2000 plan, each non-employee director will be granted an option to purchase 20,000 shares of our common stock on the date of his or her initial election to the board of directors. In addition, since the 2003 annual meeting of stockholders, each non-employee director receives an option to purchase 12,500 shares of our common stock on the date of each annual meeting of our stockholders, other than a director who was initially elected to the board of directors at any such annual meeting.

        All options granted under the 2000 plan vest in 48 equal monthly installments commencing one month after the date of grant and have an exercise price per share equal to the closing sale price of our common stock on The NASDAQ Stock Market on the date of grant. An optionee may exercise his or her option only while he or she is a director and for one year after he or she ceases to be a director. Unexercised options expire ten years after the date of grant. Options granted under the 2000 plan are not transferable or assignable other than by will or the laws of descent and distribution and expire upon an acquisition event, which is defined to mean (1) any merger or consolidation which results in our stockholders prior to the transaction holding less than a majority of the voting power of the combined or acquiring entity immediately after the transaction, (2) any sale of all or substantially all of our assets or (3) our complete liquidation.

        Our board of directors has established a director stock option program under the 2004 plan for non-employee directors that is subject to the approval of the 2004 plan by our stockholders. If the 2004 plan is approved, we will not grant any additional options under the 2000 director plan. See "Proposal Three: Approval of 2004 Stock Incentive Plan—Description of 2004 Stock Incentive Plan—Plan Benefits under the 2004 Plan."

Report of the Audit Committee of the Board of Directors

        The audit committee reviewed The Medicines Company's audited financial statements for 2003 and discussed these financial statements with the company's management and Ernst & Young LLP, The Medicines Company's independent auditors. The Medicines Company's management is primarily responsible for the financial reporting process, including maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Medicines Company's independent auditors are responsible for performing an independent audit of, and issuing a report on, those financial statements. The audit committee is responsible for providing independent, objective oversight of these processes. The audit committee's duties and responsibilities do not include conducting audits or accounting reviews.

        As appropriate, the audit committee reviews and evaluates, and discusses with management, internal accounting and financial personnel and the independent auditors, the following:

  •
  the plan for, and the independent auditors' report on, each audit of The Medicines Company's financial statements;

  •
  The Medicines Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

  •
  management's selection, application and disclosure of critical accounting policies;

  •
  changes in The Medicines Company's accounting practices, principles, controls or methodologies;

  •
  significant developments or changes in accounting rules applicable to The Medicines Company; and

  •
  the adequacy of The Medicines Company's internal controls over financial reporting and accounting, financial and auditing personnel.

        The audit committee also reviewed and discussed the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP. This statement requires Ernst & Young to discuss with The Medicines Company's audit committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

  •
  disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        Ernst & Young provided the audit committee with written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the audit committee discussed with Ernst & Young its independence of The Medicines Company.

        Based on its review of the audited financial statements, discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in The Medicines Company's annual report on Form 10-K for the year ended December 31, 2003. The audit committee also appointed, subject to stockholder ratification, Ernst & Young as The Medicines Company's independent auditors for the year ending December 31, 2004.

        By the Audit Committee of the Board of Directors

      Robert J. Hugin
      T. Scott Johnson
      Armin M. Kessler

Certain Relationships and Related-Party Transactions

        None

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our Current Executive Officers

        Below is information about each of our executive officers other than Clive A. Meanwell, our executive chairman, and David M. Stack, our chief executive officer. The information below includes each officer's age as of April 1, 2004, his position with us, the length of time he has held each position and his business experience for at least the past five years. Similar information for Dr. Meanwell and Mr. Stack, who are also directors, is included under the caption "Proposal One: Election of Class 1 Directors." Our board of directors elects our officers annually, and officers serve until they resign or we or the board terminate their position. There are no family relationships among any of our directors, nominees for director and executive officers.

STEVEN H. KOEHLER
Age: 53

        Steven H. Koehler, M.B.A. has been our Vice President and Chief Financial Officer since April 2002. From March 2002 to April 2002, Mr. Koehler served as our Vice President, Finance and Business Administration. From July 2001 to March 2002, Mr. Koehler was Vice President, Finance and Chief Financial Officer of Vion Pharmaceuticals, Inc., a biotechnology company which develops cancer treatments. From April 1999 to July 2001, Mr. Koehler served as Vice President, Finance and Administration and as a member of the executive board of Knoll Pharmaceuticals, Inc., a wholly owned subsidiary of BASF Corporation, the U.S. subsidiary of a transnational chemical and life sciences company. From June 1997 to April 1999, Mr. Koehler was Vice President, Finance and Controlling for Knoll AG in Ludwigshafen, Germany, the former global pharmaceutical subsidiary of BASF AG. From November 1995 to June 1997, he served as Vice President, Value Based Management for Knoll AG. Mr. Koehler was Vice President, Finance and Treasurer for Boots Pharmaceuticals, Inc. from 1993 until its acquisition by Knoll in 1995. Mr. Koehler is a Certified Public Accountant. Mr. Koehler received a B.A. degree from Duke University and an M.B.A. degree from the Kellogg Graduate School of Management, Northwestern University.

JOHN D. RICHARDS
Age: 47

        John D. Richards, D. Phil. joined us in October 1997 and has been a Vice President since 1999, with a focus on product manufacturing and quality. From 1993 until he joined us in October 1997, Dr. Richards was Director of Process Development and Manufacturing at Immulogic Pharmaceutical Corporation, a pharmaceutical company. From 1989 to 1993, Dr. Richards was a Technical Manager at Zeneca PLC, a pharmaceutical company, where he developed and implemented processes for the manufacture of peptides as pharmaceutical active intermediates. In 1986, Dr. Richards helped establish Cambridge Research Biochemicals, a manufacturer of peptide-based products for pharmaceutical and academic customers. Dr. Richards received an M.A. and a D.Phil. in organic chemistry from the University of Oxford, United Kingdom, and has carried out post-doctoral research work at the Medical Research Councils Laboratory of Molecular Biology in Cambridge, United Kingdom.

Compensation of Our Executive Officers

  Summary Compensation

        The following table presents summary information for the years ended December 31, 2003, 2002 and 2001, for:

  •
  our executive chairman and our chief executive officer; and

  •
  our two other executive officers who were serving at the end of the fiscal year.

These four individuals are referred to collectively as our named executive officers.

Summary Compensation Table

Long-Term Compensation Awards Securities Underlying Options(#)
Annual Compensation(1)
Name And Position							All Other Compensation($)(2)
	Year	Salary		Bonus
Clive A. Meanwell (3) Executive Chairman	2003 2002 2001	$ $ $	325,000 300,000 300,000	$ $ $	250,000 180,000 50,000	125,000 123,000 15,000	$ $ $	1,065 990 770
David M. Stack (4) President and Chief Executive Officer	2003 2002 2001	$ $ $	300,000 265,000 197,917	$ $ $	150,000 115,000 40,000	65,000 204,000 215,000	$ $ $	1,486 1,325 516
Steven H. Koehler (5) Vice President and Chief Financial Officer	2003 2002	$ $	222,500 172,689	$ $	100,000 65,000	50,000 250,000	$ $	1,083 874
John D. Richards Vice President	2003 2002 2001	$ $ $	170,000 150,000 150,000	$ $ $	105,000 48,000 30,000	50,000 25,000 15,000	$ $ $	532 450 450

(1)
Perquisites for the named executive officers did not exceed the lesser of $50,000 or 10% of total salary and bonus for the respective fiscal years and accordingly have been omitted in accordance with SEC rules.

(2)
The dollar amount in the "Other Annual Compensation" column represents life insurance premium payments made by us on behalf of the named executive officer.

(3)
Dr. Meanwell served as our President and Chief Executive Officer from 1996 to September 2001. In September 2001, he became our Executive Chairman.

(4)
Mr. Stack became our President and Chief Executive Officer in September 2001. Mr. Stack served as our Senior Vice President from April 2000 to September 2001.

(5)
Mr. Koehler became our Vice President in March 2002 and our Chief Financial Officer in April 2002.

  Option Grants in 2003

        The following table summarizes information regarding options granted to each of the named executive officers during the year ended December 31, 2003. Options granted in 2003 become exercisable in 48 equal monthly installments, commencing one month after the vesting commencement date, which is typically the grant date.

        Amounts in the following table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC and do not represent an estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions. The amounts reflected in the following table may not be achieved.

Option Grants in Last Fiscal Year

	Individual Grants (1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Options Granted to Employees in 2003
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Clive A. Meanwell	125,000	6.4%	$28.01	12/23/13	$2,201,917	$5,580,091
David M. Stack	65,000	3.3%	$28.01	12/23/13	$1,144,997	$2,901,647
Steven H. Koehler	50,000	2.6%	$28.01	12/23/13	$880,767	$2,232,036
John D. Richards	50,000	2.6%	$27.81	12/19/13	$874,478	$2,216,099

(1)
The percentage of total options granted to employees in 2003 is calculated based on options granted to employees under our 1998 plan and 2001 plan.

Option Exercises in 2003 and Option Values at December 31, 2003

        The following table sets forth information regarding any options exercised by the named executive officers during the fiscal year ended December 31, 2003 and exercisable and unexercisable stock options held as of December 31, 2003 by each of the named executive officers.

        Amounts shown under the column "Value Realized" represent the difference between the option exercise price and the closing sale price of our common stock on the date of exercise. Amounts shown under the column "Value of Unexercised in-the-Money Options at December 31, 2003" have been calculated based on the closing sale price of our common stock on The NASDAQ National Market on December 31, 2003 of $29.46 per share, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

					Value of Unexercised in-the-Money Options at December 31, 2003
			Number of Securities Underlying Unexercised Options at December 31, 2003
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Clive A. Meanwell	—	—	457,320	271,341	$10,410,057	$2,462,739
David M. Stack	84,000	$1,561,340	294,114	319,386	$4,420,865	$3,840,782
Steven H. Koehler	—	—	100,000	200,000	$1,630,500	$2,468,000
John D. Richards	15,000	$221,761	35,358	81,208	$556,095	$536,851

        Our 1998 plan provides that in the event of a merger or other acquisition event, our board of directors will provide that all outstanding options will be assumed, or equivalent options will be substituted, by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not agree to assume, or substitute for, options outstanding under the 1998 plan, then our board of directors will provide (1) that all unexercised options will become exercisable in full prior to the acquisition event and will terminate immediately prior to the consummation of such acquisition event or (2) for a cash payment in exchange for such options.

        Our 1998 plan also provides that upon the occurrence of a change in control, as defined in the 1998 plan, a participant's options will become immediately exercisable in full if within one year following such event, the participant's employment is terminated without cause or is terminated by the participant due to a change of more than 30 miles in the participant's principal business location, a material reduction in participant's employment responsibilities without cause, a material reduction in the participant's salary or a significant diminution in the participant's responsibilities without his or her agreement.

Executive Employment Agreements

        Dr. Meanwell serves as our Executive Chairman pursuant to the terms of an employment agreement dated September 5, 1996. This agreement renews automatically on a yearly basis unless either party provides written notice of non-renewal at least 90 days prior to the expiration of the then-current term. Pursuant to the terms of the agreement, Dr. Meanwell's annual compensation is determined by our board of directors. If Dr. Meanwell terminates his employment for good reason, as defined in the agreement, or if we terminate his employment other than for cause, Dr. Meanwell will be entitled to three months salary and the same health, disability and other benefits as were provided during his employment for a period ending upon the earlier of (1) three months after the date of his termination, or (2) the date upon which Dr. Meanwell commences full-time employment with a new employer. Dr. Meanwell has agreed not to compete with us during the term of his employment and for a period of one year after his termination, unless such termination is at our election or at the election of Dr. Meanwell for good reason.

        Mr. Stack serves as our Chief Executive Officer and President pursuant to the terms of an employment agreement dated November 1, 2001. This agreement renews automatically on a yearly basis unless either party provides written notice of non-renewal at least 90 days prior to the expiration of the then-current term. Pursuant to the terms of the agreement, Mr. Stack's annual compensation is determined by our board of directors. If Mr. Stack terminates his employment for good reason, as defined in the agreement, or if we terminate his employment other than for cause, Mr. Stack will be entitled to three months salary and the same health, disability and other benefits as were provided during this employment for a period ending upon the earlier of (1) three months after the date of his termination, or (2) the date upon which Mr. Stack commences full-time employment with a new employer. Mr. Stack has agreed not to compete with us during the term of his employment and for a period of one year after his termination, unless such termination is at our election or at the election of Mr. Stack for good reason.

        Dr. Richards serves as one of our Vice Presidents pursuant to the terms of an employment agreement dated October 16, 1997. This agreement renews automatically on a yearly basis unless either party provides written notice of non-renewal. Pursuant to the terms of the agreement, Dr. Richards' annual compensation is determined by our board of directors. If Dr. Richards terminates his employment for good reason, as defined in the agreement, or if we terminate his employment other than for cause, Dr. Richards will be entitled to three months salary and the same health, disability and other benefits as were provided during his employment for a period of three months after the date of his termination. Dr. Richards has agreed not to compete with us during the term of his employment and for a period of one year after his termination.

Report of the Compensation Committee on Executive Compensation

        The compensation committee of the board of directors is responsible for reviewing and establishing compensation policies and practices with respect to The Medicines Company's executive officers, including the named executive officers, and setting the compensation for these individuals. The compensation committee also administers The Medicines Company's stock plans, grants stock options to The Medicines Company's employees, including executive officers and reviews and makes recommendations to the board with respect to management succession planning.

  Compensation Philosophy

        The compensation committee seeks to achieve three broad goals in connection with The Medicines Company's executive compensation programs and decisions regarding individual compensation. First, the compensation committee structures executive compensation programs in a manner that the committee believes will enable The Medicines Company to attract, motivate and retain executives who are capable of leading The Medicines Company in achieving its business objectives. Second, the compensation committee establishes compensation programs that are designed to reward executives for the achievement of specified business objectives of The Medicines Company as a whole and/or the individual executive's particular business unit. By tying compensation in part to particular goals, the compensation committee believes that a performance-oriented environment is created for The Medicines Company's executives. Finally, The Medicines Company's executive compensation programs are intended to provide executives with an equity interest in The Medicines Company so as to link a portion of executives' compensation with the performance of The Medicines Company's common stock.

        The compensation programs for The Medicines Company's executives established by the compensation committee consist of three elements based upon the goals described above: base salary, annual cash bonus and a stock-based equity incentive in the form of participation in the 1998 plan. The compensation committee reviews business objectives of The Medicines Company, assesses overall performance of The Medicines Company with respect to those business objectives and considers the performance of individual executives relative to their own specific objectives in the context of The Medicines Company's performance. Based on the committee's assessment of performance, it establishes an annual base salary for each executive and, when appropriate, designs cash bonus and stock-based equity incentives for executives as a way to reward good performance and to incentivize continued improvement in performance.

        In 2003, the compensation committee continued to employ the services of an employment compensation consulting firm to provide advice with respect to the compensation of The Medicines Company's executive officers and other employees. The consultants analyzed the compensation levels of executive officers of a peer group of companies for the most recently completed fiscal years, and then provided and discussed statistical information with the compensation committee. The compensation committee considered this information in reviewing executive compensation for 2003 and, in particular, establishing salaries and bonuses payable for 2003 and 2004 in order to advance the compensation committee's philosophy of compensating The Medicines Company's executive officers at competitive levels.

  Compensation in 2003

        Base Salary.    The minimum base salaries of our executive officers with employment agreements are established in those employment agreements. Subject to these minimums, salary levels of these executives are reviewed and normally adjusted annually. Base salaries of our executive officers without employment agreements are also reviewed and normally adjusted annually. In establishing base salaries for executives, the compensation committee considers the compensation of executive officers that have comparable qualifications, experience and responsibilities at companies in similar businesses of comparable size and success, including information provided by consultants engaged by the compensation committee. The compensation committee also considers the recommendations of the Executive Chairman and Chief Executive Officer as to the compensation of the other executive officers, the historic salary levels of the individual and the nature of the individual's responsibilities, and compares the individual's base salary with those of The Medicines Company's other executives. To the extent determined to be appropriate in establishing base salaries of The Medicines Company's executives, the compensation committee also considers general economic conditions and The Medicines Company's financial performance.

        Dr. Meanwell served as The Medicines Company's President and Chief Executive Officer from its inception in July 1996 to September 2001. Dr. Meanwell currently serves as the Executive Chairman and chairman of the board of directors. Mr. Stack has served as the President and Chief Executive Officer since September 2001. In 2003, Dr. Meanwell received an annual base salary of $325,000, and Mr. Stack received an annual base salary of $300,000. The 2003 annual base salaries of Dr. Meanwell and Mr. Stack were established based upon analysis of other comparable public companies' chief executive officer's compensation and performance, and our significant accomplishments during 2002.

        Performance Bonuses.    Although cash bonuses are not based on strict formulas, the compensation committee generally links them to the achievement of specified company and/or business unit performance objectives. The amount of the bonus paid, if any, varies among the executive officers and key managers depending on their success in achieving individual performance goals and their contribution to the achievement of corporate performance goals. The compensation committee annually reviews and assesses corporate goals and individual performance by executive officers and key managers. For 2003, and for the forseeable future, U.S. sales of Angiomax was, and will continue to be, the most important corporate performance criterion. Other corporate performance criteria that are considered by the compensation committee include achievements with respect to development milestones, business development objectives, commercialization goals and other measures of financial performance, including stock price appreciation. In particular, the compensation committee considered revenue growth in 2003 from sales of Angiomax, the successful outcome of the REPLACE-2 clinical trial and efforts relating to the licensing and development of clevidipine and cangrelor. For sales personnel, achievement of individual performance targets tends to be heavily weighted in determining bonuses, while for executive officers and other managers, achievement of corporate objectives tends to be more heavily weighted. Pursuant to such bonus policy, for 2003, Dr. Meanwell was awarded a cash bonus of $250,000, Mr. Stack was awarded a cash bonus of $150,000, Dr. Richards was awarded a cash bonus of $105,000, and Mr. Koehler was awarded a cash bonus of $100,000. Each bonus was paid in 2004.

        Equity-Based Compensation.    Stock option grants in 2003 were designed to link the overall compensation of an executive officer receiving such awards with his performance, in light of all other current and past compensation received by such executive officer, including the number and price of options held by the executive officer. Such grants, as a result of the applicable vesting arrangements, also serve as a means for The Medicines Company to retain the services of these individuals. In December 2003, Dr. Meanwell was awarded stock options for the purchase of 125,000 shares of common stock, Mr. Stack was awarded stock options for the purchase of 65,000 shares of common stock, Dr, Richards was awarded stock options for the purchase of 50,000 shares of common stock and Mr. Koehler was awarded stock options for the purchase of 50,000 shares of common stock. These option grants were based on the criteria described above, and the exercise price of these options was equal to the closing sale price for our common stock on The NASDAQ National Market on the date of grant. All of the options vest in 48 equal monthly installments commencing one month after the date of grant.

  Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The compensation committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to The Medicines Company's executive officers through option issuances under The Medicines Company's plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under The Medicines Company's plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the compensation committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the compensation committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

        By the Compensation Committee of the Board of Directors

      Armin M. Kessler
      Robert G. Savage
      James E. Thomas

Compensation Committee Interlocks and Insider Participation

        The compensation committee consists of Messrs. Kessler, Savage and Thomas, none of whom ever has been an officer or employee of our company. Messrs. Kessler and Thomas served on the compensation committee throughout 2003 while Mr. Savage began serving on the compensation committee in April 2003. Nicholas J. Lowcock, a former director, served on the compensation committee from January 1, 2003 until April 2003. Mr. Lowcock has never been an officer or employee of our company.

        None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity, one of whose executive officers served as one of our directors or as a member of our compensation committee.

OTHER INFORMATION

Principal Stockholders

        The following table presents information we know regarding the beneficial ownership of our common stock as of April 1, 2004 for each person, entity or group of affiliated persons whom we know to beneficially own more than 5% of our common stock. The table also sets forth such information for our directors and named executive officers, individually, and our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Common stock purchase warrants and options to purchase shares of common stock that are exercisable within 60 days of April 1, 2004 are deemed to be beneficially owned by the person holding such options for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 47,622,721 shares of common stock outstanding as of April 1, 2004.

        Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o The Medicines Company, 8 Campus Drive, Parsippany, New Jersey 07054.

Beneficial Owner:	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Wellington Management Company, LLP (1)	5,943,400	12.5%
Biotech Growth N.V. (2)	4,700,000	9.7%
Sectoral Asset Management (3)	3,247,055	6.8%
T. Rowe Price Associates, Inc. (4)	2,370,910	5.0%
Clive A. Meanwell (5)	684,287	1.4%
David M. Stack (6)	339,156	*
Steven H. Koehler (7)	133,249	*
John D. Richards (8)	54,575	*
Leonard Bell (9)	26,944	*
William W. Crouse (10)	8,542	*
Robert J. Hugin (11)	8,542	*
T. Scott Johnson (12)	61,627	*
Armin M. Kessler (13)	98,654	*
Robert G. Savage (14)	8,542	*
James E. Thomas(15)	79,144	*
All directors and executive officers as a group (11 persons)	1,503,262	3.2%

*
Represents beneficial ownership of less than 1%.

(1)
Includes shares owned by various investors for which Wellington Management Company, LLP serves as investment advisor with shared power to direct investments and/or to vote the shares. The shares were acquired by Wellington Trust Company, NA, a wholly owned subsidiary of Wellington Management Company, LLP. The address of Wellington Trust Company, NA and Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. This information is based on a Schedule 13G/A filed by Wellington Management Company, LLP with the SEC on February 12, 2004.

(2)
Consists of warrants to purchase 675,925 shares and 4,024,075 shares owned directly by Biotech Growth N.V. with respect to which BB Biotech AG and Biotech Growth N.V. share voting and dispositive power. Biotech Growth N.V. is a wholly owned subsidiary of BB Biotech AG. The address of Biotech Growth N.V. is Calle 53, Urbanizacion Obarrio, Torre Swiss Bank, Piso 16, Panama City, Zona 1, Republic of Panama. This information is based on a Schedule 13G/A filed by BB Biotech AG on behalf of Biotech Growth N.V. with the SEC on February 17, 2004.

(3)
Consists of shares for which Sectoral Asset Management, Inc. has or shares dispositive power and/or voting power in its capacity as an investment adviser. Jérôme G. Pfund and Michael L. Sjöström are the sole shareholders of Sectoral Asset Management, Inc. Jérôme G. Pfund,
Michael L. Sjöström and Sectoral Asset Management, Inc. disclaim beneficial ownership of such shares. The address of Sectoral Asset Management is 2120-1000 Sherbrooke St., West Montreal PQ H3A 3G4 Canada. This information is based on a Schedule 13G with the SEC on
February 13, 2004.

(4)
Includes shares owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such shares; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland

  21202. This information is based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. with the SEC on February 6, 2004.

(5)
Includes warrants to purchase 59,143 shares and options to purchase 522,558 shares. Excludes 450,000 shares subject to pre-paid variable forward sales contracts, pursuant to which Dr. Meanwell pledged 450,000 shares to secure future obligation to deliver a maximum of
350,000 shares in February 2006 and 100,000 shares in August 2006.

(6)
Includes options to purchase 327,756 shares.

(7)
Includes options to purchase 131,249 shares.

(8)
Includes options to purchase 47,475 shares.

(9)
Consists of options to purchase 26,944 shares.

(10)
Consists of options to purchase 8,542 shares.

(11)
Consists of options to purchase 8,542 shares.

(12)
Includes 5,000 shares held by Dr. Johnson as trustee, warrants to purchase 13,744 shares held by Dr. Johnson and options to purchase 12,344 shares held by Dr. Johnson.

(13)
Includes 3,000 shares held by Mr. Kessler's wife, warrants to purchase 33,796 shares held by Mr. Kessler and options to purchase 26,944 shares held by Mr. Kessler.

(14)
Consists of options to purchase 8,542 shares.

(15)
Includes options to purchase 26,944 shares.

Comparative Stock Performance

        The following graph compares the cumulative total stockholder return on our common stock for the period from August 8, 2000, the date of our initial public offering, through December 31, 2003 with the cumulative total return on The NASDAQ Stock Market (U.S.) Index and The NASDAQ Biotechnology Stocks Total Return Index. The comparison assumes $100.00 was invested on August 8, 2000 in our common stock and in each of the above indices and assumes reinvestment of dividends.

COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN
AMONG THE MEDICINES COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

	8/00	12/00	12/01	12/02	12/03
THE MEDICINES COMPANY	100.00	94.52	53.44	73.87	135.84
NASDAQ STOCK MARKET (U.S.)	100.00	63.73	50.58	34.97	52.29
NASDAQ BIOTECHNOLOGY	100.00	91.19	76.88	47.02

        In accordance with the rules of the SEC, cumulative total return data for our common stock is based on the closing sale price of our common stock on The NASDAQ National Market of $21.69 per share on August 8, 2000, rather than the initial public offering price of $16.00 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Based solely on our review of copies of reports filed by the reporting persons furnished to us, or written representations from reporting persons, we believe that during 2003, the reporting persons complied with all Section 16(a) filing requirements, other than one late filing by Peter Teuber, a former Vice President.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: The Medicines Company, 8 Campus Drive, Parsippany, New Jersey 07054, Attention: Investor Relations, (973) 656-1616. If you would like to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

        The board hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally after delivery of written revocation of their proxy to the corporate secretary.

By order of the Board of Directors,
Steven H. Koehler Secretary

April 26, 2004

APPENDIX A

2004 Stock Incentive Plan

THE MEDICINES COMPANY

2004 STOCK INCENTIVE PLAN

1.    Purpose

        The purpose of this 2004 Stock Incentive Plan (the "Plan") of The Medicines Company, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align their interests with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.    Eligibility

        All of the Company's employees, officers and directors (including persons who have entered into an agreement with the Company under which they will be employed by the Company in the future), as well as all of the Company's consultants and advisors that are natural persons, are eligible to be granted options, restricted stock awards, stock appreciation rights or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.    Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.    Stock Available for Awards

        (a)    Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan for up to 4,400,000 shares of common stock, $.001 par value per share, of the Company (the "Common Stock"); provided, however, that, notwithstanding the foregoing, no more than 400,000 shares of Common Stock may be issued pursuant to Restricted Stock Awards or Other Stock Unit Awards (as such terms are defined below). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b)    Per-Participant Limit.    Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.    Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of The Medicines Company, any of The Medicines Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price shall be not less than 100% of the fair market value as determined by (or in a manner approved by) the Board at the time the Option is granted.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

        (e)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

        (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to promptly pay to the Company the exercise price and any required tax withholding;

          (3)   when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5)   by any combination of the above permitted forms of payment.

        (g)    Substitute Options.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof prior to such merger, consolidation or acquisition. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

        (h)    No Repricing.    Without prior stockholder approval, the Company may not engage in any repricing with respect to any Option or Options which requires stockholder approval under the rules of the Nasdaq National Market or the principal market on which the Company's Common Stock is then traded.

        (i)    No Reload Rights.    No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

6.    Stock Appreciation Rights

        (a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the holder on exercise to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (an "SAR Award"). A Stock Appreciation Right may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

        (b)    Grants.    Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

            (1)    Rules Applicable to Tandem Awards.    When Stock Appreciation Rights are expressly granted in tandem with Options, the Stock Appreciation Right will be exercisable only at such time or times, and on such conditions, as the Board may specify in the SAR Award or the related Options.

            (2)    Exercise of Independent Stock Appreciation Rights.    A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

        (c)    Exercise.    Any exercise of a Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

7.    Restricted Stock.

        (a)    Grants.    The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b)    Terms and Conditions.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

        (c)    Limitation on Vesting.    Restricted Stock Awards shall not vest earlier than the first anniversary of the date of grant. Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

        (d)    Stock Certificates.    Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, "Designated Beneficiary" shall mean the Participant's estate.

8.    Other Stock-Based Awards.

        Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of the Common Stock.

9.    Adjustments for Changes in Common Stock and Certain Other Events.

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the limits on Awards set forth in Section 4(a) and the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and (v) the share- and per-share-related provisions of each outstanding Stock Appreciation Right and Other Stock Unit Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

        (b)    Reorganization and Change in Control Events

          (1)   Definitions

            (a)   A "Reorganization Event" shall mean:

        (i)
        any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property;

        (ii)
        any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction; or

        (iii)
        any liquidation or dissolution of the Company.

            (b)   A "Change in Control Event" shall mean:

        (i)
        any sale or transfer of all or substantially all of the assets of the Company to another corporation or entity, any merger, consolidation or reorganization of the Company into or with another corporation or entity, with the result that, upon conclusion of the transaction, the voting securities of the Company immediately prior thereto do not represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the continuing or surviving entity of such consolidation, merger or reorganization; or

        (ii)
        a disclosure that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company or (B) any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, becomes the beneficial owner as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation thereto under the Exchange Act) of securities representing 30% or more of the combined voting power of the then outstanding voting securities of the Company; or

        (iii)
        such time as individuals who as of the date of the initial adoption of this Plan constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i) or (ii) of this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or whose nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; or

        (iv)
        the liquidation or dissolution of the Company.

            (c)   "Cause" shall mean (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company (or, if applicable, a successor corporation to the Company); (iii) willful and material breach of the Company's policies (or, if applicable, a successor corporation to the Company); (iv) intentional and material damage to the Company's property (or, if applicable, a successor corporation to the Company); or (v) material breach of the Participant's confidentiality obligations or duties under the Participant's non-disclosure, non-competition or other similar agreement with the Company (or, if applicable, a successor corporation to the Company).

            (d)   "Termination Event" shall mean the termination of the Participant's employment (i) by the Company or the acquiring or succeeding corporation without Cause; (ii) as a result of Participant's death or disability (within the meaning of Section 22(4)(3) of the Code); or (iii) by the Participant upon written notice given promptly after the Company's or the acquiring or succeeding corporation's taking of any of the following actions, which actions shall not have been cured within a 30-day period following such notice: (A) the principal place of the performance of the Participant's responsibilities (the "Principal Location") is changed to a location outside of a 30 mile radius from the Principal Location immediately prior to the Reorganization Event; (B) there is a material reduction in the Participant's responsibilities without Cause; (C) there is a material reduction in the Participant's salary; or (D) there is a significant diminution in the scope of the Participant's responsibilities without the Participant's agreement (excluding increases in responsibility and sideways moves to jobs with similar descriptions).

          (2)   Effect on Options

            (a)   Reorganization Event.    Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, a Termination Event occurs. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event includes but does not solely consist of common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

            Notwithstanding the foregoing, (i) if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event, and (ii) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), the Board shall either (A) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event or (B) provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (y) the aggregate exercise price of such Options.

            (b)   Change in Control Event that is not a Reorganization Event.    Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, a Termination Event occurs.

          (3)   Effect on Restricted Stock Awards

            (a)   Reorganization Event that is not a Change in Control Event.    Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

            (b)   Change in Control Event.    Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, a Termination Event occurs.

          (4)   Effect on Stock Appreciation Rights and Other Stock Unit Awards

          The Board may specify in an Award at the time of the grant the effect of a Reorganization Event and Change in Control Event on any SAR and Other Stock Unit Award.

10.    General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Option intended to be an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. Notwithstanding the foregoing, a Participant may transfer any Award by means of a gift to a family member (as such term is defined in General Instruction A to Form S-8, as may be amended from time to time) of such Participant, provided that prior written notice of such gift is provided to the Company.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant pursuant to such rules and procedures as the Company may adopt. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value as determined by (or in a manner approved by) the Board; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f)    Amendment of Award.    Except as prohibited by Section 5(h), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

        (i)    Deferrals.    The Board may permit Participants to defer receipt of any Common Stock issuable upon exercise of an Option or upon the lapse of any restriction applicable to any Restricted Stock Award, subject to such rules and procedures as it may establish.

11.    Miscellaneous

            (a)   No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

            (b)   No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

            (c)   Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company's stockholders. No Awards shall be granted under the Plan after the date 10 years from the date on which the Plan was adopted by the Board, provided that Awards granted prior to that date may extend beyond such date.

            (d)   Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

            (e)   Provisions for Foreign Participants.    The Board may, without amending the Plan, modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

            (f)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

APPENDIX B

Audit Committee Charter

THE MEDICINES COMPANY

AUDIT COMMITTEE CHARTER

A.    Purpose

        The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. A soundly conceived, effective Audit Committee is essential to the integrity of the financial reporting process of the Company.

B.    Structure and Membership

        1.    Number.    The Audit Committee shall consist of at least three members of the Board of Directors.

        2.    Independence.    Each member of the Audit Committee shall be independent as defined by NASDAQ rules as well as the rules set forth under the Securities Exchange Act of 1934, as amended, and shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

        3.    Financial Literacy.    Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        4.    Chair.    Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

        5.    Compensation.    The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

        6.    Selection and Removal.    Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominations Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    Authority and Responsibilities

General

        The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

Oversight of Independent Auditors

        1.    Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

        2.    Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

        3.    Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

        4.    Preapproval of Services.    The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that the Audit Committee may set procedures for approval of de minimis non-audit services in accordance with applicable SEC rules.

        5.    Oversight.    The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

  •
  critical accounting policies and practices;

  •
  alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  •
  other material written communications between the independent auditor and Company management.

Audited Financial Statements

        6.    Review and Discussion.    The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

        7.    Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

        8.    Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

        9.    Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

Controls and Procedures

        10.    Oversight.    The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the Executive Chairman, the CEO and the CFO required by Rule 13a-14 of the Exchange Act.

        11.    Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        12.    Related-Party Transactions.    The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

        13.    Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

        1.    Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the independent auditor and with Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

        2.    Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

        3.    Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.

        4.    Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

        5.    Independent Advisors.    The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

        6.    Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

        7.    Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

THE MEDICINES COMPANY

Proxy for the Annual Meeting of Stockholders To Be Held May 27, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby revoke(s) all prior proxies and appoint(s) Clive A. Meanwell, David M. Stack and Steven H. Koehler, and each of them, attorneys of the undersigned (the "proxy holders"), with power of substitution in them and each of them, for and in the name(s) of the undersigned to (1) attend the Annual Meeting of Stockholders (the "Meeting") of The Medicines Company (the "Company") to be held at the principal executive offices of the Company, 8 Campus Drive, Parsippany, New Jersey 07054, at 10:00 a.m. (local time), on Thursday, May 27, 2004, and any adjourned sessions thereof, and (2) vote and otherwise act upon the following matters in respect of all shares of common stock of the Company that the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. Each of the following matters is proposed by the Company, and none of the matters is related to or conditioned on the approval of the other matters.

        In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE	SEE REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments  ☐

SEE REVERSE SIDE

1.	Elect three class 1 directors for terms to expire at the 2007 annual meeting of stockholders.
	Nominees:	FOR	WITHHOLD AUTHORITY
01	William W. Crouse	☐	☐
		FOR	WITHHOLD AUTHORITY
02	T. Scott Johnson	☐	☐
		FOR	WITHHOLD AUTHORITY
03	David M. Stack	☐	☐

2.	Ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approve the Company's 2004 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐
If this proxy is properly executed, the shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any of the director nominees or proposals specified above, this proxy will be voted "FOR" such director nominee or proposal.

Attendance of the undersigned at the Meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature	Signature	Date

Note: The signature(s) on this proxy should correspond exactly with the stockholder's name as printed above and to the left. In the case of joint tenants, co-executors or co-trustees, both should sign. When signing as attorney, executor, administrator, trustee, guardian, authorized officer or other fiduciary, please give your full title as such.

FOLD AND DETACH HERE

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THE MEDICINES COMPANY 8 Campus Drive Parsippany, New Jersey 07054 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
THE MEDICINES COMPANY 8 Campus Drive Parsippany, New Jersey 07054 PROXY STATEMENT For our Annual Meeting of Stockholders to be held on May 27, 2004
TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING
DISCUSSION OF PROPOSALS
Equity Compensation Plan Information
New Plan Benefits 2004 Stock Incentive Plan
INFORMATION ABOUT CORPORATE GOVERNANCE
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
OTHER INFORMATION
COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN AMONG THE MEDICINES COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX
APPENDIX A 2004 Stock Incentive Plan
THE MEDICINES COMPANY 2004 STOCK INCENTIVE PLAN
APPENDIX B Audit Committee Charter
THE MEDICINES COMPANY AUDIT COMMITTEE CHARTER